EXHIBIT 99.4

Green Innovations Receives Initial Purchase Order from Leading National Value Retailer, Grocery Outlet, Inc.

MIAMI, Jan. 23, 2013 -- Green Innovations Ltd. (OTCQB: GNIN) (OTCBB: GNIN) ("Green Innovations" or the "Company") is pleased to announce that its wholly-owned subsidiary, Green Hygienics, Inc. ("Green Hygienics"), has received an initial purchase order from Grocery Outlet, Inc. ("Grocery Outlet"), the largest grocery extreme-value retailer in the United States.  Grocery Outlet locations include 185+ independently operated stores in Arizona, California, Idaho, Nevada, Oregon, Washington and Pennsylvania.  The initial purchase order included quantities of several baby wipes products and "Sensational" branded bathroom tissue.

"Grocery Outlet has a long history as a successful retailer right across America.  They have always focused on brand name quality at value pricing, so we feel confident that many of our Green Hygienics and Sensational branded products will be very popular with their customers," stated Tray Harrison, National Sales Manager of Green Hygienics, "We hope that this initial purchase order marks the beginning of another potential recurring long-term selling relationship for the Company."

Headquartered in Berkeley, California, Grocery Outlet has been a tradition for bargain seeking customers since 1946.  The company's reputation as a deep-discount store began when the late Jim Read began purchasing military surplus back in the 1940s and sold it at huge discounts. Today, Grocery Outlet is a third-generation family run business, recognized as the nation's largest grocery extreme-value retailer.  Grocery Outlet offers brand name products at up to 50% off conventional retail prices, including groceries, frozen, deli & refrigerated, produce, fresh meat, general merchandise — seasonal products, housewares, toys, and gifts — health & beauty, and a most impressive inventory of beer & wine.

The Company expects further details regarding additional purchase orders and new business developments to be discussed in future press releases.

About Green Innovations Ltd.

Green Innovations Ltd., through its wholly-owned subsidiary Green Hygienics, Inc., is the exclusive licensed North American distributor of American Hygienics Corporation's 100% tree-free bamboo-based product line, including personal care and paper-based goods.  The Company provides consumers the opportunity to enjoy high-quality and performance eco-friendly goods from dedicated experts that have been producing bamboo products for over a decade, along with the cost-benefit of local raw material manufacturing, and the satisfaction of knowing that by using these products they are doing their part to reduce their carbon footprint and to continue the movement towards a more healthy and sustainable planet.

For further information regarding Green Innovations Ltd., contact:

Green Innovations Investor Relations
(866) 947-5567 (Toll-free)
E-mail: investor@greeninnovationsltd.com
Website: www.greeninnovationsltd.com

Forward-Looking Statements

This press release contains "forward-looking statements".  Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, and specifically references to potential recurring purchase orders  The reader can identify these forward-looking statements by forward-looking words such as "may," "will," "expect," "potential," "anticipate," "forecast," "believe," "estimate," "project," "plan," "continue" or similar words.  The reader should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other forward-looking information.  Forward-looking statements include, but are not limited to, statements regarding potential products, customers, revenues, expansion efforts, and future plans and objectives of Green Innovations Ltd. ("Green Innovations").  The risk factors listed in our disclosure documents and the cautionary language on this website provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations and projections described by Green Innovations in its forward-looking statements. Actual results relating to, among other things, product launch, sales, customer acceptance and market share could differ materially from those currently anticipated in such statements.  Factors affecting forward-looking statements include: consumer preferences, competition from more established brands, ability to develop market share; changes in the operating costs; changes in economic conditions, foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities that Green Innovations develops or produces; changes in the investments levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Green Innovations operates; technological, mechanical and operational difficulties encountered in connection with Green Innovations' development activities; and labor relation matters and costs.  The reader should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Green Innovations from time to time with the Securities and Exchange Commission and other regulatory authorities.